UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. N/A)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

FIRST CENTURY BANCORP.

(Name of Registrant as Specified In Its Charter)

__________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FIRST CENTURY BANCORP.

807 Dorsey Street
Gainesville, Georgia 30501
(770) 297-8060

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 15, 2007

October 1, 2007

Dear Shareholder:

      You are cordially invited to attend the 2007 Annual Meeting of Shareholders of First Century Bancorp., the holding company for The National Bank of Gainesville. At the meeting, we will report on our performance in 2006 and answer your questions. We sincerely hope that you will be able to attend the meeting, and we look forward to seeing you.

      This letter serves as your official notice that the meeting will be held on November 15, 2007 at 11:00 a.m., at our offices located at 807 Dorsey Street, Gainesville, Georgia for the following purposes:

1.      To consider and elect two persons to serve as a Class I Director for a three-year term expiring in 2010; and

2.      To transact any other business as may properly come before the meeting or any adjournments of the meeting.

      The Board of Directors has set the close of business on October 1, 2007 as the record date for determining the shareholders who are entitled to notice of and to vote at the meeting.

We thank you for your support, and we encourage you to review the 2006 Annual Report, which accompanies this meeting notice. In addition to the 2006 Annual Report, enclosed are the proxy statement and proxy card. Please use this opportunity to take part in the affairs of your company by voting on the business to come before the meeting. Even if you plan to attend the meeting, we encourage you to complete and return the enclosed proxy card to us in the envelope provided as soon as possible. If you attend the meeting in person, you may revoke your proxy at the meeting and vote in person. You may revoke your proxy at any time before it is voted.

      If you have any questions about the Proxy Statement or our 2006 Annual Report, please call or write us. On behalf of the Board of Directors of First Century Bancorp., we urge you to vote “FOR” the election of the Class I Directors.

      Sincerely,

      R. Allen Smith                                                                    William R. Blanton

      President and Chief Executive Officer                                  Chairman of the Board of Directors

The date of this document is October 1, 2007 and is first being mailed to the shareholders of First Century Bancorp. on or about October 8, 2007.

FIRST CENTURY BANCORP.

807 Dorsey Street
Gainesville, Georgia 30501
(770) 297-8060

_____________________________________________________

PROXY STATEMENT FOR 2007 ANNUAL MEETING

_____________________________________________________

Time and Place of the Meeting

      Our Board of Directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the 2007 Annual Meeting of Shareholders to be held on November 15, 2007, at 11:00 a.m., at our offices located at 807 Dorsey Street, Gainesville, Georgia, and at any adjournments of the meeting.

Record Date and Mailing Date

      The close of business on October 1, 2007 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about October 8, 2007.

Proposals to Be Considered

1.      To consider and elect two persons to serve as Class I Director for a three-year term expiring in 2010;

2.      To transact any other business as may properly come before the meeting or any adjournments of the meeting.

The Board of Directors recommends a vote “FOR” the election of the Class I Directors.

Procedures for Voting by Proxy

      If you properly sign, return, and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the director nominee and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the Board of Directors named in this proxy statement becomes unavailable for election for any reason, the proxy may be voted for a substitute nominee selected by the Board of Directors.

      You can revoke your proxy at any time before it is voted by delivering to R. Allen Smith, our Chief Executive Officer, at 807 Dorsey Street, Gainesville, Georgia 30501, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Requirements for Shareholder Approval

      As of the close of business on October 1, 2007, the record date, First Century Bancorp. had 50,000,000 shares of common stock, no par value, authorized, of which 1,732,458 shares were issued and outstanding. Each issued and outstanding share of common stock is entitled to one vote on all matters presented at the meeting.

      A quorum will be present at the meeting if a majority of the outstanding shares of common stock entitled to vote at the meeting is represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists.

     For Proposal One, the election of directors, only those votes actually cast for the election of a director will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected. To be elected, a director nominee must receive more votes than any other nominee for the particular seat on the Board of Directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. As of the date of this proxy statement, we do not know of any competing nominees.

      Abst entions. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

      Broker Non-Votes. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

      Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.

      Non-Voting Preferred Stock. As of the close of business on October 1, 2007, the record date, First Century Bancorp. had 10,000,000 shares of preferred stock, no par value, authorized, including 50,000 shares of Series A Preferred Stock of which no shares were issued and outstanding. The Series A Preferred Stock is not entitled to vote on any of the matters to be presented at the meeting.

Proxy Solicitation

     First Century Bancorp. will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

PROPOSAL ONE: ELECTION OF DIRECTORS

     First Century Bancorp.'s Board of Directors consists of eight members and is divided into three classes. Each class of directors serves a staggered three-year term. The term of each class expires at the annual meeting in the years indicated below and upon the election and qualification of the director's successor. The Board of Directors unanimously recommends that the shareholders elect the person identified below as a Director Nominee to serve as Class I Director for a three-year term expiring in 2010. The following table shows for the nominee and each continuing director: (a) his or her name; (b) his or her age at December 31, 2006; (c) how long he or she has been a director of First Century Bancorp. ; (d) his or her position(s) with First Century Bancorp., other than as a director; and (e) his or her principal occupation and business experience for the past five years. Unless otherwise indicated below, each of our directors has held the respective positions described below for at least the last five years. The address of each director is 807 Dorsey Street, Gainesville, Georgia, 30501. Each of the directors listed below is also a director of The National Bank of Gainesville (the "Bank").

Name (Age)	Director Since	Position with First Century Bancorp. (other than as a director) and Business Experience

Class I Director Nominees: (For Three-Year Term Expiring 2010)

Dr. Wendell A. Turner (48)	2001	Medical doctor, Lanier OB-GYN Associates since 1986

R. K. Whitehead, III (42)	2007	President of Whitehead Die Casting

Class II Continuing Directors: (Term Expiring 2008)

William A. Bagwell, Jr. (36)	2007	Owner of Homestead Investments, LLC since 2005

William M. Evans, Jr. (56)	2007	Real Estate Developer, Fox Creek Properties

J. Allen Nivens, Jr. (32)	2007	The Norton Agency

Class III Continuing Directors: (Terming Expiring 2009)

William R. Blanton (59)	2007

President of Cinc Systems, Inc. since 2004; Vice Chairman of First Covenant Bank; Managing member of Terrazza Reality Advisors, LLC, Terrazza Reality Investments, LLC and Terrazza Capital Partners, LLC

Lanny W. Dunagan (53)	2002	Sole owner of Lanny Dunagan's Welding Service since 1985

Gilbert T. Jones, Sr. (67)	2000	Retired; Sole owner of Great Southern Resource & Investment, Inc. (a development and construction company) since 1985

THE BOARD OF DIRECTORS OF FIRST CENTURY BANCORP. RECOMMENDS

THAT YOU VOTE "FOR" ELECTION OF THE CLASS I DIRECTOR NOMINEE.

Meetings and Committees of the Board

      During the year ended December 31, 2006, the Board of Directors of First Century Bancorp. held 24 regular and special meetings. Each of the incumbent directors attended at least 75% of the total number of meetings of First Century Bancorp.'s Board of Directors and committees of the Board on which he or she serves.

      Nominating Committee. First Century Bancorp. does not have a standing nominating committee for director nominees and has not adopted a nominating committee charter. Rather, the full Board of Directors participates in the consideration of director nominees. Each of First Century Bancorp.'s directors meets the requirement for independence as defined by the National Association of Securities Dealers' listing standards. Since First Century Bancorp. is a small business issuer and all of our directors are independent, we believe a standing nominating committee for director nominees is not necessary. See "Director Nominations and Shareholder Communications" on page 11.

      Administrative Committee. The Boards of Directors of First Century Bancorp. and the Bank have established an Administrative Committee for the purpose of addressing issues regarding personnel and compensation and administering the First Century Bancorp. 2003 Stock Incentive Plan. The Administrative Committee members for 2006 included all of the independent directors of First Century Bancorp. There were no Administrative Committee meetings during the year ended December 31, 2006. The Administrative Committee has the authority to determine the salaries, bonuses and equity plan participation levels for the named executive officers and is responsible for establishing, implementing and monitoring all compensation policies of First Century Bancorp. and the Bank. The Administrative Committee also has the authority to review and make determinations with respect to employment agreements, severance arrangements and retirement plans for the named executive officers, to oversee the design and administration of equity-based and incentive compensation plans and otherwise to review and approve compensation plans. The Administrative Committee does not delegate any of its authority to any executive officer of First Century Bancorp. or the Bank. The CEO does not participate in any discussion or review by the Administrative Committee regarding his own compensation. The Administrative Committee has not adopted a charter.

      Audit Committee. The Boards of Directors of First Century Bancorp. and the Bank have established a joint Audit Committee for the purpose of reviewing First Century Bancorp.'s annual report and internal audit report of independent public accountants. The Audit Committee members for 2006 were Ann M. Palmour, Chairman; Kathy L. Cooper, Vice-Chairman; Gilbert T. Jones, Sr.; Shelley Palmour Anderson; and Paula M. Allen. The Audit Committee members in 2007 are William R. Blanton, Chairman, Lanny W. Dunagan, Secretary, Dr. Wendell A. Turner, Gilbert T. Jones, Sr., William A. Bagwell, Jr., William M. Evans, Jr., J. Allen Nivens, Jr., and R. K. Whitehead, III. Each of these members meets the requirement for independence as defined by the National Association of Securities Dealers' listing standards. Although none of the Audit Committee members meets the criteria specified under applicable Securities and Exchange Commission regulations for an "audit committee financial expert," the Board believes each has the financial knowledge, business experience and independent judgment necessary for service on the Audit Committee. The Audit Committee held three meetings during the year ended December 31, 2006. The Audit Committee also serves as the Information

Technology Committee. The Audit Committee adopted its charter in August 2005, a copy of which is attached hereto as Exhibit A.

Audit Committee Report

      The Audit Committee reports as follows with respect to the audit of First Century Bancorp.'s 2006 audited consolidated financial statements.

•	The Audit Committee has reviewed and discussed First Century Bancorp. 's 2006 audited consolidated financial statements with First Century Bancorp. 's management;
•

The Audit Committee has discussed with the independent auditors McNair, McLemore, Middlebrooks & Co, LLP the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of First Century Bancorp.'s consolidated financial statements;

•

The Audit Committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors the auditors' independence from First Century Bancorp. and its management; and

•

Based on review and discussions of First Century Bancorp.'s 2006 audited consolidated financial statements with management and discussions with the independent auditors, as described above, the Audit Committee recommended to the Board of Directors that First Century Bancorp.'s 2006 audited consolidated financial statements be included in First Century Bancorp.'s Annual Report on Form 10-KSB.

October 1, 2007	By:	William R. Blanton
Lanny W. Dunagan
Gilbert T. Jones, Sr.
Dr. Wendell A. Turner
William A. Bagwell, Jr.
William M. Evans, Jr.
J. Allen Nivens, Jr.
R. K. Whitehead, III

Executive Officers

      The table below shows the following information for each of First Century Bancorp.'s executive officers: (a) his name; (b) his age at December 31, 2006; (c) how long he has been an officer or significant employee of First Century Bancorp.; (d) his positions with First Century Bancorp. and the Bank; and (e) his principal occupation for the last five years:

Name (Age)	Held Position Since	Position with First Century Bancorp. and Business Experience

R. Allen Smith (66)	2006

President and Chief Executive Officer of First Century Bancorp. and the Bank; previously interim Chief Executive Officer, interim Chief Financial Officer and consultant to First Century Bancorp. and its Board of Directors.

Sondra J. Perkins(36)	2007	Principal Financial Officer and Comptroller of First Century Bancorp. and the Bank; previously Chief Operations Officer of First Century Bancorp. and the Bank.
Lance Jones (58)	2007	Senior Lending Officer of First Century Bancorp. and the Bank; previously employed with Regions Bank of Cornelia, Georgia from 1999 to 2006, during which time Mr. Jones served as a commercial lender.

Executive Compensation

     The following table sets forth the annual and long-term compensation for services in all capacities to First Century Bancorp. for the fiscal years 2006, 2005 and 2004 for all individuals serving as First Century Bancorp.'s Chief Executive Officer during 2006. No other executive officer received a combined payment of salary and bonus in excess of $100,000 for services rendered to First Century Bancorp. during the fiscal year 2006.

Summary Compensation Table

Name and Position	Year	Salary ($)	Bonus ($)	Option Awards	Total ($)
R. Allen Smith	2006	$114,215	–	$24,000	$138,215
CEO	2005	52,806	–	$24,000	76,806
	2004	73,532	–	–	73,532

W. Bryan Hendrix (2)	2006	$115,000	–	$4,800	$119,800
Chief Financial Officer	2005	121,833	–	1,200	123,033
	2004	22,000	–	–	22,000

_____________________________________
(1) Represents life insurance premiums.
(2) Mr. Hendrix resigned from his position on February 2, 2007.

     We have omitted information on prerequisites and other personal benefits because the aggregate value of these items does not meet the minimum amount required for disclosure pursuant to the Securities and Exchange Commission's regulations.

Employment Agreements

      Pursuant to the terms of a consulting agreement with First Century Bancorp., Mr. Smith will continue to be paid $125 per hour for his services as our chief executive officer.

      On October 20, 2005, First Century Bancorp. entered into an employment agreement with Mr. Hendrix regarding his employment as the Chief Financial Officer of First Century Bancorp. Under the terms of his employment agreement, Mr. Hendrix was entitled to an annual salary of $130,000 per year. On September 21, 2006, Mr. Hendrix informed the Board of First Century Bancorp. that he intended to resign as Chief Financial Officer and cease employment with First Century Bancorp. upon the earlier to occur of March 31, 2007 or the completion of the sale of First Century Bancorp. As a result, First Century Bancorp. allowed Mr. Hendrix's existing employment agreement to expire in accordance with its terms on October 21, 2006. Starting November 1, 2006, Mr. Hendrix began part-time employment with First Century Bancorp., and continued as principal financial officer of First Century Bancorp. until February 2, 2007.

Outstanding Equity Awards at Fiscal Year-End

      The following table sets forth information as of December 31, 2006 concerning stock options held by the executive officers named in the summary compensation table. We have not granted any stock appreciation rights, restricted stock or stock incentives other than stock options.

	Number of Securities Underlying Unexercised Options at December 31, 2006		Option Exercise	Option Expiration
Name	Exercisable	Unexercisable	Price	Date

R. Allen Smith	66,667	33,333(1)	$5.00	9/20/2015

W. Bryan Hendrix	6,667	13,333(2)	$5.00	10/20/2015

(1) Unexercisable options fully vested 12/31/2007.
(2) Unexercisable options fully vested 10/20/2008

There is no active trading market for First Century Bancorp.'s common stock.

Director Compensation

      The directors of First Century Bancorp. and the Bank have not been separately compensated for their services, and can not be compensated until and unless the profits of the Bank exceed its losses since inception on a cumulative basis.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth the number of shares of First Century Bancorp.'s common stock beneficially owned as of the Record Date by (a) each director and executive officer of First Century Bancorp. and (b) the executive officers and directors, as a group. The information shown below is based upon information furnished to First Century Bancorp. by the named persons. Unless otherwise indicated, each person is the record owner and has sole voting and investment power with respect to his or her shares. Additionally, the address of each person is 807 Dorsey Street, Gainesville, Georgia 30501.

      Information relating to beneficial ownership of First Century Bancorp. is based upon "beneficial ownership" concepts set forth in the rules promulgated under the Securities Exchange Act. Under these rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of a security, or "investment power," which includes the power to dispose or to direct the disposition of a security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days from the Record Date.

Name	Number of Shares	Exercisable Warrants & Options	Total Beneficial Ownership	% of Class	Nature of Beneficial Ownership
Directors:

William A. Bagwell, Jr.	3,194	—	3,194	0%*

William R. Blanton	553,506	738,008	1,291,514	49.62%

Lanny W. Dunagan	42,042	13,334	55,376	2.13%	Includes 500 shares held jointly with Son

William M. Evans, Jr.	187,696	—	187,696	7.2%	Includes 184,502 shares held by Silver Hills Enterprises LP.

Gilbert T. Jones, Sr.	49,426	20,534	69,960	2.69%	Includes 500 shares held as joint custodian for Grandchildren

Wendell A. Turner	77,327	27,067	104,394	4.01%

J. Allen Nivens, Jr.	445	-	445	0%*

R. K. Whitehead, III	445	-	445	0%*

EXECUTIVE OFFICERS:

R. Allen Smith	11,631	66,666	78,297	3.01%

Sondra J. Perkins	1,858	5,000	6,585	0%*	Includes 525 shares held as custodian for Children

Lance G. Jones	6,666	-	6,666	0%*

ALL DIRECTORS AND EXECUTIVE OFFICER AS A GROUP (11 PERSONS):

	934,236	870,609	1,807,766	69.45%

5% SHAREHOLDER:

NONE

* Less than one percent.

      Warrant Agreements with Certain of First Century Bancorp.’s Directors. On March 25, 2002, First Century Bancorp. issued warrants to its directors to purchase an aggregate of 199,736 shares of First Century Bancorp.'s common stock at an exercise price of $10.00 per share. The warrants become exercisable in one-third annual increments beginning on the first anniversary of the issuance date, provided that throughout the period beginning on the date of the initial issuance of the warrants and ending on the particular anniversary, the warrant holder has served continuously as a director of First Century Bancorp. and the Bank and has attended at least 75% of the meetings of the relevant boards of directors. Warrants which fail to vest as provided in the previous sentence will expire and no longer be exercisable. Exercisable warrants will generally remain exercisable for the ten-year period following the date of issuance. The exercise price of each warrant is subject to adjustment for stock splits, recapitalizations or other similar events. During 2006, directors did not exercise any warrants, and as of December 31, 2006, 153,393 warrants were outstanding and exercisable.

     On April 23, 2007, First Century Bancorp. issued a warrant to William R. Blanton to purchase an aggregate of 738,008 shares of First Century Bancorp.’s common stock at an exercise price of $2.71 per share. The warrant is exercisable immediately. The warrant issued to William R. Blanton does not have an expiration date.

Change in Control of First Century Bancorp.

      On April 23, 2007, First Century Bancorp. sold 738,008 shares of common stock at $2.71 per share and a warrant to purchase an additional 738,008 shares of common stock at $2.71 per share to William R. Blanton pursuant to a Stock Purchase Agreement dated as of January 23, 2007 by and among First Century Bancorp., The National Bank of Gainesville, and Mr. William R. Blanton. Mr. Blanton beneficially owned 1,476,016 shares of common stock, or 56.72%, of First Century Bancorp. Mr. Blanton paid cash in the amount of approximately $2,000,000 to First Century Bancorp. from his own personal funds. On August 20, 2007, Mr. Blanton sold 184,502 shares of common stock to Mr. William M. Evans, Jr. at $2.71 per share. As of the date of this proxy statement, Mr. Blanton beneficially owns 49.62% of First Century Bancorp.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires First Century Bancorp.'s directors and executive officer and persons who own beneficially more than 10% of First Century Bancorp.'s outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of First Century Bancorp.'s common stock. Directors, executive officers and greater than 10% shareholders are required to furnish First Century Bancorp. with copies of the forms they file. To our knowledge, based solely on a review of the copies of these reports furnished to First Century Bancorp., all of our directors and our executive officers, complied with all applicable Section 16(a) filing requirements during 2006.

Certain Relationships and Related Transactions

     First Century Bancorp.'s directors and officers, and the businesses and other organizations with which they are associated, from time to time may have banking transactions in the ordinary course of business with the Bank. The Bank's policy is that any loans or other commitments to those persons or entities be made in accordance with applicable law and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons or entities of similar standing. All transactions with affiliates must be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of directors including a majority of disinterested directors.

      In addition, each loan by the Bank to any officer, director or controlling person of the Bank or any of its affiliates may be made only in compliance with the following conditions:

The loan:

•

must be evidenced by a promissory note naming the Bank as payee and must contain an annual percentage rate which is reasonably comparable to that normally charged to non-affiliates by other commercial lenders for similar loans made in the Bank's locale;

•

must be repaid according to appropriate amortization schedules and contain default provisions comparable to those normally used by other commercial lenders for similar loans made to non-affiliates in the Bank's locale;

•

must be made only if credit reports and financial statements, or other reasonable investigation appropriate in light of the nature and terms of the loan and which meet the loan policies normally used by other commercial lenders for similar loans made to non-affiliates in the Bank's locale, show the loan to be collectible and the borrower a satisfactory credit risk; and

•

the purpose of the loan and the disbursement of proceeds are reviewed and monitored in a manner comparable to that normally used by other commercial lenders for similar loans made in the Bank's locale.

INDEPENDENT PUBLIC ACCOUNTANTS

     First Century Bancorp. has selected the accounting firm of McNair, McLemore, Middlebrooks & Co, LLP to serve as independent accountants of First Century Bancorp. for the fiscal year ending December 31, 2007. McNair, McLemore, Middlebrooks & Co, LLP has served as First Century Bancorp.'s independent accounting firm since October 2004.

      The following table sets forth the fees billed and, as to audit and audit-related fees, expected to be billed to First Century Bancorp. for the fiscal years ended December 31, 2006 and 2005 by McNair, McLemore, Middlebrooks & Co., LLP.

	2006	2005
Audit Fees (1)	$52,877	$41,837
Audit-Related Fees	-	1,830
Tax Fees (2)	5,093	3,030
All Other Fees (3)	-	6,990
Total Fees	$57,970	$53,687

(1)      Represents fees related to the audit and quarterly reviews of consolidated financial statements of First Century Bancorp. and review of regulatory filings.

(2)      Represents fees related to tax compliance, tax advice and tax planning service.

(3)      Represents fees related to the stock offering.

      All of the services provided by the independent accountants were pre-approved by the Audit Committee. The Audit Committee pre-approves all audit and non-audit services provided by First Century Bancorp.'s independent accountants and may not engage them to perform any prohibited non-audit services. The Audit Committee has determined that the rendering of non-audit professional services, as identified above, is compatible with maintaining the independence of First Century Bancorp.'s auditors.

      Representatives of McNair, McLemore, Middlebrooks & Co, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

DIRECTOR NOMINATIONS AND SHAREHOLDER COMMUNICATIONS

Director Nominations

      The full Board of Directors of First Century Bancorp. participates in the consideration of director nominees. The Board has not adopted a formal policy or process for identifying or evaluating nominees, but informally solicits and considers recommendations from a variety of sources, including other directors, members of the community, customers and shareholders of the Bank, and professionals in the financial services and other industries. Similarly, the Board does not prescribe any specific qualifications or skills that a nominee must possess, although it considers the potential nominee's business experience; knowledge of First Century Bancorp. and the financial services industry; experience in serving as a director of First Century Bancorp. or another financial institution or public company generally; wisdom, integrity and analytical ability; familiarity with and participation in the communities served by First Century Bancorp.; commitment to and availability for service as a director; and any other factors the Board deems relevant.

      In accordance with First Century Bancorp.'s bylaws, a shareholder may nominate persons for election as directors if written notice of the shareholder's intent to make a director nomination is delivered or mailed to and received by the Secretary of First Century Bancorp. not later than the later of (1) 30 days in advance of the date of the annual meeting of shareholders or (2) the close of business on the tenth day following the date on which notice of the meeting is first given to shareholders. The notice must set forth:

(1)      the information that would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange

          Commission had the nominee been nominated by the Board of Directors of First Century Bancorp.;

(2)      the consent of the nominee to being named in a proxy statement as a nominee and to serve as a director of First Century Bancorp. if elected;

(3)      the name and address of the shareholder giving the notice; and

(4)      the class and number of shares of First Century Bancorp. beneficially owned by the shareholder.

      The chairman of a shareholder meeting must refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

Shareholder Proposals

     First Century Bancorp. will inform its shareholders of the date and time of its 2008 annual meeting of shareholders as well as the date upon which all shareholder proposals intended for inclusion in First Century Bancorp.'s proxy statement for the 2008 annual meeting of shareholders must be received by First Century Bancorp.

Shareholder Communications

Shareholders wishing to communicate with the Board of Directors or with a particular director may do so in writing addressed to the Board, or to the particular director, and by sending it to the Secretary of First Century Bancorp. at First Century Bancorp.'s principal office at 807 Dorsey Street, Gainesville, Georgia 30501. The Secretary will promptly forward such communications to the applicable director or to the Chairman of the Board for consideration at the next scheduled meeting.

Annual Meeting Attendance

      Although First Century Bancorp. does not have a formal policy regarding its directors' attendance at the annual meeting of shareholders, all directors are expected to attend the meeting. All of the directors attended the 2006 annual meeting of shareholders.

WHERE YOU CAN FIND MORE INFORMATION

      We file reports, proxy statements and other information with the SEC pursuant to the information requirements of the Securities Exchange Act of 1934. You can read and copy these reports, proxy statements and other information concerning us at the SEC's Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549. Please call the SEC at (202) 942-8090 for further information on the Public Reference Room. You can review our electronically filed reports, proxy and information statements on the SEC's internet site at http://www.sec.gov.

      Upon written request, First Century Bancorp. will provide without charge to any shareholder a copy of First Century Bancorp.'s annual report on Form 10-KSB. Please direct such requests to Sondra J. Perkins at 807 Dorsey Street, Gainesville, Georgia, 30501.

OTHER MATTERS

      The Board of Directors of First Century Bancorp. knows of no other matters that may be brought before the meeting. If, however, any matters other than those described in the Notice of Annual Meeting of Shareholders should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

      If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

October 1, 2007

FIRST CENTURY BANCORP. PROXY

SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 15, 2007

      The undersigned hereby appoints R. Allen Smith and William R. Blanton as proxies, with the power to appoint his/her substitute, and hereby authorizes him/her to represent and to vote, as designated below, all of the common stock of First Century Bancorp. which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held at our offices located at 807 Dorsey Street, Gainesville, Georgia 30501, on November 15, 2007, at 11:00 a.m. and at any adjournments of the annual meeting, upon the proposals described in the accompanying notice of the annual meeting and the proxy statement relating to the annual meeting, receipt of which are hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

PROPOSAL 1:	To elect Dr. Wendell A. Turner and R. K. Whitehead, III to serve as a Class I Director of First Century Bancorp. for a three year term expiring at the 2010 annual meeting of shareholders:

☐ FOR all nominees	☐ WITHHOLD all nominees
(except as indicated below)

INSTRUCTION:	To withhold authority for any individual nominees, mark "FOR" above, and write the nominees' names in this space.

______________________________________________________________

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

_______________________________________
Signature of Shareholder Date

_______________________________________
Signature of Shareholder Date

_______________________________________
Print Name(s) of Shareholder(s)

         PLEASE MARK, SIGN AND DATE THIS PROXY, AND RETURN IT IN THE ENCLOSED RETURN-ADDRESSED ENVELOPE. NO POSTAGE NECESSARY.

      I WILL ____ WILL NOT _____ ATTEND THE ANNUAL SHAREHOLDERS MEETING.

                PLEASE RETURN PROXY AS SOON AS POSSIBLE